EXCHANGEABLE SHARES, CLASS B SHARES AND CLASS C SHARES	6 Months Ended
Jun. 30, 2025
Equity [abstract]
EXCHANGEABLE SHARES, CLASS B SHARES AND CLASS C SHARES	EXCHANGEABLE SHARES, CLASS B SHARES AND CLASS C SHARES
The exchangeable shares and the class B shares are classified as liabilities due to their exchangeable and cash redemption features. Upon issuance, the exchangeable shares and the class B shares were recognized at their fair values. Subsequent to initial recognition, the exchangeable shares and the class B shares are recognized at amortized cost and remeasured to reflect changes in the contractual cash flows associated with the shares. These contractual cash flows are based on the price of one LP Unit.
As at June 30, 2025, Brookfield Holders owned approximately 67% of the issued and outstanding exchangeable shares. The Brookfield Holders have agreed that all decisions to be made with respect to the exchangeable shares will be made jointly among the Brookfield Holders.
During the six months ended June 30, 2025, 184 exchangeable shares were exchanged into LP Units (June 30, 2024: 3). During the six months ended June 30, 2025, the company repurchased 2,957,523 exchangeable shares (June 30, 2024: nil). As at June 30, 2025, the exchangeable shares and the class B shares were remeasured to reflect the closing price of one LP Unit, which was valued at $25.93 per unit. Remeasurement gains or losses associated with the exchangeable shares and class B shares are recorded in remeasurement of exchangeable and class B shares in the unaudited interim condensed consolidated statements of operating results. During the three and six months ended June 30, 2025, $5 million and $9 million of dividends, respectively (June 30, 2024: $4 million and $9 million of dividends, respectively) were declared on the outstanding exchangeable shares of the company and included in interest income (expense), net in the unaudited interim condensed consolidated statements of operating results.
The following table provides a continuity schedule of outstanding exchangeable shares, and the class B shares, along with the carrying value of the corresponding liability and remeasurement gains and losses:

	Exchangeable shares outstanding (Shares)	Class B shares outstanding (Shares)	Exchangeable shares and class B shares (US$ Millions)
Balance as at January 1, 2025	72,954,446	1	$1,709
Repurchased and canceled	(2,957,523)	—	(77)
Shares exchanged to LP Units	(184)	—	—
Remeasurement (gains) losses	—	—	183
Balance as at June 30, 2025	69,996,739	1	$1,815
Similar to the exchangeable shares and class B shares, the class C shares are classified as liabilities due to their cash redemption feature. However, the class C shares, the most subordinated class of all the company’s classes of common shares, meet certain qualifying criteria and are presented as equity instruments given the narrow scope presentation exceptions existing in IAS 32. Refer to Note 18 for further details related to class C shares.
EQUITY
The following table provides a continuity of the company’s outstanding equity for the six-month period ended June 30, 2025:

	Class C shares
	Shares outstanding (Shares)	Share capital (US$ Millions)
Balance as at January 1, 2025	25,934,120	$737
Contributions	—	77
Balance as at June 30, 2025	25,934,120	$814
The company’s share capital is comprised of exchangeable shares, class B shares and class C shares. Due to the exchange feature of the exchangeable shares and the cash redemption feature of the class B and class C shares, the exchangeable shares, the class B shares, and the class C shares are classified as financial liabilities. However, the class C shares, the most subordinated of all of the company’s classes of common shares, meet certain qualifying criteria and are presented as equity instruments given the narrow scope presentation exceptions existing in IAS 32. Refer to Note 5 for further details related to the exchangeable shares and the class B shares.